Exhibit 99.1

ADDIMMUNETM, A CLINICAL STAGE HIV-FOCUSED GENE THERAPY COMPANY, TO GO PUBLIC THROUGH BUSINESS COMBINATION WITH 10X CAPITAL VENTURE ACQUISITION CORP. III

●	Addimmune’s investigational cell therapy, AGT103-T, makes gene modifications to the patients’ immune cells (T cells) that harden those cells against HIV infection and depletion, thus allowing those cells to target and kill HIV instead of being “killed” by the virus.
●	Thirty-eight million people are living with HIV globally, with 1.2 million in the U.S. and 2.3 million in Europe. Although HIV has suitable treatments, those treatments are expensive, lifelong, and can often have side effects.
●	Addimmune successfully completed the Phase I trial for AGT103-T by showing positive safety results in seven patients. The Phase I trial, along with another sponsor-initiated follow-on study, showed active immune responses to HIV up to six months after dosing.
●	Proposed transaction represents a pre-money enterprise value of $500 million for Addimmune.
●	Transaction includes an earnout of up to $300 million tied to various clinical and priced-based milestones.
●	Existing Addimmune stockholders will roll 100% of their equity into equity of the combined company.
●	10X III and Addimmune signed a non-binding LOI with Cantor for a $50 million committed equity facility.
●	The business combination transaction is expected to close in Q1 2024.

NEW YORK CITY, NEW YORK and ROCKVILLE, MARYLAND, Aug. 9, 2023 (GLOBE NEWSWIRE) – American Gene Technologies International Inc. (“AGT”) and 10X Capital Venture Acquisition Corp. III (“10X III”) (NYSE: VCXB), a special purpose acquisition company, today announced that they have entered into a merger agreement for a business combination that would result in the combined company being a publicly listed company (the public company following the business combination to be renamed “Addimmune”). The combined company is expected to trade under the ticker symbol “HIV”. Addimmune is a clinical-stage gene and cell therapy company developing a functional cure for HIV. Prior to the combination, the non-HIV assets will spin-off into an entity that will retain the American Gene Technologies name.

10X III and AGT have entered into a non-binding letter of intent (“LOI”) with CF Principal Investments LLC, an affiliate of Cantor Fitzgerald & Co. (“Cantor”), an underwriter of 10X III’s initial public offering, with respect to a $50 million committed equity facility.

In June 2023, Addimmune announced that it is separating from American Gene Technologies® (AGT), a cutting-edge biotech company with a fifteen-year track record of product gene and cell therapy drug development. AGT began human trials in 2020 for AGT103-T, a single-dose lentiviral-based autologous cell therapy candidate designed to deliver gene-therapy modified, HIV-specific CD4 T cells to people with HIV. Initial results in the clinical trials motivated AGT to create a separate company to focus on completing required clinical trials and pursuing commercialization of a functional cure for HIV.

Jeff Galvin, CEO of AGT, will become the CEO of Addimmune. He stated, “We’re at the forefront of gene therapy for HIV, working to transform the fear of a lifelong disease into hope for a single-administration, one-and-done cure. We believe that people living with HIV may no longer require lifelong treatment and we imagine a day when this disease no longer causes suffering or claims lives anywhere in the world. We’re excited about our collaboration with 10X. They bring a deep understanding of both the capital markets and the innovation that drives Addimmune. They will be a valuable partner to shepherd the combined company into the public market.”

Partnership with 10X III

“10X is proud to support Addimmune in advancing its mission of curing HIV, and giving the 38 million human beings globally afflicted with this generational scourge a chance at a life without a lifelong reliance on a daily cocktail of drugs, a life without HIV,” said Hans Thomas, Chairman and CEO of 10X III.

Mr. Thomas continued, “As 10X Capital has been a minority investor in American Gene Technologies since January 2021, we have seen Jeff and his team deliver on their milestones, making significant progress in the clinic, and building an impressive team, board, and group of KOLs along the way. We look forward to watching the team continue to deliver on its plan throughout the remainder of the FDA process and beyond.”

About Addimmune

Addimmune is a leader in the pursuit of a gene therapy cure for HIV. 38 million people are living with HIV globally, with 1.2 million in the U.S. Although HIV has suitable treatments, those treatments are expensive, lifelong, and often toxic. Addimmune’s cell therapy is designed to modify a patient’s immune system so that it is capable of fighting HIV like a normal virus.  It makes gene modifications to the patients’ immune cells (T cells) that harden those cells against HIV infection and depletion, thus allowing those cells to maintain a normal response to HIV instead of being “killed” by the virus.  When HIV T cells survive and do their job, they fight HIV just like the immune system is able to fight a cold or flu.

Jeff Galvin, CEO, and the Addimmune team have extensive experience in HIV and drug development. Addimmune’s Chief Medical Officer, Dr. Marcus Conant, MD has over forty years on the front lines of HIV treatment and research, including at University of California Medical Center in San Francisco, and Chief Science Officer, Dr. Jeffrey Boyle, PhD has over two decades leading the development of FDA-regulated drugs and medical devices.  Dr. Drew Palin, MD, Addimmune’s Chief Business Officer is an experienced, serial entrepreneur and physician.

For more information visit https://www.addimmune.com/.

Key Transaction Terms

The boards of directors of Addimmune and 10X III have unanimously approved the proposed merger, which is expected to be completed Q1 2024, subject to regulatory approval, the approval of the proposed merger by 10X III’s and Addimmune’s shareholders and the satisfaction or waiver of other customary closing conditions.

Additional information about the proposed transaction, including a copy of the merger agreement and this press release, will be provided in a Current Report on Form 8-K to be filed by 10X III with the Securities and Exchange Commission (“SEC”) and available at www.sec.gov. More information about the proposed transaction will also be described in 10X III’s proxy statement/prospectus relating to the transactions, which it will file with the SEC.

Financial and Legal Advisors

Roth Capital Partners is serving as financial advisor to 10X III in connection with rendering a fairness opinion to 10X III’s board of directors regarding the transaction. Latham & Watkins LLP is legal counsel to 10X III. DLA Piper LLP (US) is serving as legal counsel to Addimmune.

About 10X Capital

10X Capital is an alternative asset management firm leveraging advancements in data analytics & AI to generate signals, deliver insights, and drive returns across asset classes. The firm promotes Diversity, Equity & Inclusion in its portfolio companies and the industry. 10X Capital is amongst the most active venture capital firms globally, aligning Wall Street, Main Street & Silicon Valley by bringing institutional capital & strategies to high growth ventures & income opportunities in both private & public markets. For more information, visit https://www.10XCapital.com/.

10X Capital Venture Acquisition Corp. III (NYSE: VCXB) is a special purpose acquisition company sponsored by 10X Capital, focused on identifying high growth businesses domestically and abroad and bringing them to the public markets. For more information visit www.10xspac.com.

Additional Information

For additional information on the proposed transaction, see 10X III’s Current Report on Form 8-K, which will be filed with the SEC. In connection with the proposed transaction, the parties intend to file relevant materials with the SEC, including a registration statement on Form S-4 (“Form S-4”), which will include a proxy statement/prospectus of 10X III, along with other documents regarding the proposed transaction. 10X III’s shareholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement and documents incorporated by reference therein filed in connection with the proposed business combination, as these materials will contain important information about Addimmune, 10X III and the proposed business combination. Promptly after the Form S-4 is declared effective by the SEC, 10X III will mail the definitive proxy statement/prospectus and a proxy card to each shareholder entitled to vote at the meeting relating to the approval of the transactions and other proposals set forth in the proxy statement/prospectus. The Form S-4, the proxy statement/prospectus, as well as other filings containing information about Addimmune and 10X III will be available without charge at the SEC’s Internet site (http://www.sec.gov). Copies of the proxy statement/prospectus can be obtained, when available, without charge, from 10X III’s website https://www.10xspac.com/. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS ARE URGED TO CAREFULLY READ THE FORM S-4 AND THE PROXY STATEMENT/PROSPECTUS REGARDING AND ANY OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION.

Participants in the Solicitations

AGT, 10X III and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitation of proxies from 10X III’s shareholders in connection with the proposed business combination. You can find more information about 10X III’s directors and executive officers in 10X III’s Annual Report on Form 10-K, as amended, for the year ended December 31, 2022, which was filed with the SEC on May 22, 2023, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such filing. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the proxy statement/prospectus when it becomes available. Shareholders, potential investors and other interested persons should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed business combination. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation, statements about the proposed business combination between 10X III and AGT, including the implied enterprise value, the expected transaction and the likelihood, timing and ability of the parties to successfully consummate the proposed business combination and the transactions contemplated by the merger agreement and the internal reorganization and spin-off by AGT, Addimmune’s estimated future results, Addimmune’s industry and market sizes, future opportunities for AGT and 10X III, potential future financings, the timing of filings by 10X III with the SEC, future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “will,” “expect,” “anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. These forward-looking statements are based on AGT’s and 10X III’s expectations and beliefs concerning future events and involve risks and uncertainties that may cause actual results to differ materially from current expectations. These factors are difficult to predict accurately and may be beyond AGT’s and 10X III’s control. Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond our control. Forward-looking statements made in this press release relate only to the events or information as of the date on which the statements are made in this press release. Except as required by law, 10X III and AGT do not undertake any obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events. New uncertainties and risks arise from time to time, and it is impossible for AGT or 10X III to predict these events or how they may affect AGT or 10X III. In light of these risks and uncertainties, investors should keep in mind that results, events or developments discussed in any forward-looking statement made in this communication may not occur. Uncertainties and risk factors that could affect Addimmune’s and 10X III’s future performance and cause results to differ from the forward-looking statements in this release include, but are not limited to: the occurrence of any event, change or other circumstances that could give rise to the termination of the business combination; the outcome of any legal proceedings that may be instituted against AGT or 10X III, the combined company or others following the announcement of the business combination; the inability to complete the business combination due to the failure to obtain approval of the shareholders of 10X III or to satisfy other conditions to closing; changes to the proposed structure of the business combination that may be required or appropriate as a result of applicable laws or regulations; the ability to meet stock exchange listing standards following the consummation of the business combination; the risk that the business combination disrupts current plans and operations of 10X III or AGT as a result of the announcement and consummation of the business combination; the ability to recognize the anticipated benefits of the business combination or the internal reorganization and spin-off by AGT, which may be affected by, among other things, competition, the ability of the combined company to grow, retain its management and key employees; costs related to the business combination; changes in applicable laws or regulations; changes in laws and regulations that impact Addimmune; and other risks and uncertainties set forth in the section entitled “Risk Factors” in 10X III’s Annual Report and in subsequent filings with the SEC, including the Form S-4 and the proxy statement/prospectus which forms a part thereof relating to the business combination expected to be filed by 10X III.

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Contacts:

Addimmune:

Kathy Fowler

Addimmune Media Contact

Phone: (410) 963-2345

Email: kfowler@addimmune.com

10X Capital:

For investors please contact:

ir@10xcapital.com